Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2065 Fund
June 30, 2026
AFF65-NPRT1-0826
1.9895824.107
Bond Funds - 1.3%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	19,605	150,178
Fidelity Series Emerging Markets Debt Fund (b)	204,980	1,777,178
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	46,731	450,950
Fidelity Series Floating Rate High Income Fund (b)	32,804	284,409
Fidelity Series High Income Fund (b)	194,631	1,739,999
Fidelity Series International Credit Fund (b)	619	5,265
Fidelity Series Long-Term Treasury Bond Index Fund (b)	34,669	184,783
Fidelity Series Real Estate Income Fund (b)	28,650	289,936
TOTAL BOND FUNDS (Cost $4,639,839)		4,882,698

Domestic Equity Funds - 56.3%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (b)	1,697,697	30,864,129
Fidelity Advisor Series Growth Opportunities Fund (b)	1,048,541	21,862,072
Fidelity Series All-Sector Equity Fund (b)	985,792	14,934,752
Fidelity Series Commodity Strategy Fund (b)	6,792	728,173
Fidelity Series Intrinsic Opportunities Fund (b)	306,902	3,713,513
Fidelity Series Large Cap Stock Fund (b)	1,480,073	43,691,767
Fidelity Series Large Cap Value Index Fund (b)	187,978	3,981,363
Fidelity Series Opportunistic Insights Fund (b)	932,033	26,516,334
Fidelity Series Small Cap Core Fund (b)	68,012	1,104,512
Fidelity Series Small Cap Discovery Fund (b)	258,940	3,407,647
Fidelity Series Small Cap Opportunities Fund (b)	301,081	6,084,838
Fidelity Series Stock Selector Large Cap Value Fund (b)	1,554,315	24,045,247
Fidelity Series Value Discovery Fund (b)	1,289,837	24,068,360
TOTAL DOMESTIC EQUITY FUNDS (Cost $163,529,423)		205,002,707

International Equity Funds - 41.9%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	688,103	14,395,111
Fidelity Series Emerging Markets Fund (b)	677,415	10,337,354
Fidelity Series Emerging Markets Opportunities Fund (b)	1,297,292	41,694,977
Fidelity Series International Growth Fund (b)	1,294,157	27,914,972
Fidelity Series International Small Cap Fund (b)	146,751	2,775,061
Fidelity Series International Value Fund (b)	1,637,826	27,417,204
Fidelity Series Overseas Fund (b)	1,710,977	27,700,719
Fidelity Series Select International Small Cap Fund (b)	18,299	283,083
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $112,742,184)		152,518,481

U.S. Treasury Obligations - 0.4%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/16/2026 (d)	3.65	30,000	29,955
US Treasury Bills 0% 7/2/2026 (d)	3.63	250,000	249,975
US Treasury Bills 0% 7/23/2026 (d)	3.63	70,000	69,847
US Treasury Bills 0% 7/30/2026 (d)	3.62	270,000	269,218
US Treasury Bills 0% 7/9/2026 (d)	3.63	140,000	139,887
US Treasury Bills 0% 8/13/2026 (d)	3.63	110,000	109,521
US Treasury Bills 0% 8/27/2026 (d)	3.62 to 3.63	280,000	278,373
US Treasury Bills 0% 8/6/2026 (d)	3.63	50,000	49,819
US Treasury Bills 0% 9/10/2026 (d)	3.66 to 3.67	100,000	99,281
US Treasury Bills 0% 9/17/2026 (d)	3.66	20,000	19,841
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,315,767)			1,315,717

Money Market Funds - 0.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $601,063)	3.69	600,943	601,063

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $282,828,276)	364,320,666
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(468,073)
NET ASSETS - 100.0%	363,852,593

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT US Treasury Long Bond Contracts (United States)	74	9/2026	8,366,625	201,044
CBOT US Treasury Ultra Bond Contracts (United States)	93	9/2026	10,747,313	61,162
ICE MSCI EAFE Index Contracts (United States)	16	9/2026	2,516,240	(704)
ICE MSCI Emerging Markets Index Contracts (United States)	34	9/2026	2,987,410	(792)
TOTAL LONG				260,710
SHORT
CME E-Mini Russell 2000 Index Contracts (United States)	(19)	9/2026	(2,893,320)	(91,951)
CME E-Mini S&P 500 Index Contracts (United States)	(5)	9/2026	(1,887,063)	(22,401)
TOTAL SHORT				(114,352)
TOTAL FUTURES CONTRACTS				146,358

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,315,717.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	398,593	2,811,531	2,609,061	3,533	-	-	601,063	600,943	0.0%
Total	398,593	2,811,531	2,609,061	3,533	-	-	601,063

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Series Equity Growth Fund	25,751,238	2,272,962	2,253,047	-	10,979	5,081,997	30,864,129	1,697,697
Fidelity Advisor Series Growth Opportunities Fund	18,212,834	1,157,660	2,865,893	-	252,189	5,105,282	21,862,072	1,048,541
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	140,666	11,058	3,041	74	45	1,450	150,178	19,605
Fidelity Series All-Sector Equity Fund	11,872,745	1,138,796	225,531	-	32,958	2,115,784	14,934,752	985,792
Fidelity Series Canada Fund	12,502,347	1,806,947	229,552	-	45,805	269,564	14,395,111	688,103
Fidelity Series Commodity Strategy Fund	2,066,352	108,337	1,403,423	-	187,957	(231,050)	728,173	6,792
Fidelity Series Emerging Markets Debt Fund	1,624,626	124,339	30,490	24,260	1,903	56,800	1,777,178	204,980
Fidelity Series Emerging Markets Debt Local Currency Fund	418,231	25,627	7,831	-	325	14,598	450,950	46,731
Fidelity Series Emerging Markets Fund	8,155,921	677,369	224,298	-	29,499	1,698,863	10,337,354	677,415
Fidelity Series Emerging Markets Opportunities Fund	32,301,681	2,412,709	787,379	-	116,452	7,651,514	41,694,977	1,297,292
Fidelity Series Floating Rate High Income Fund	266,154	23,312	5,288	5,008	4	227	284,409	32,804
Fidelity Series Government Money Market Fund	-	1,109,779	1,109,779	2,241	-	-	-	-
Fidelity Series High Income Fund	1,619,024	125,216	29,978	26,968	987	24,750	1,739,999	194,631
Fidelity Series International Credit Fund	5,202	45	38	44	3	53	5,265	619
Fidelity Series International Growth Fund	23,476,962	1,650,795	844,723	-	65,271	3,566,667	27,914,972	1,294,157
Fidelity Series International Small Cap Fund	2,913,047	-	378,105	-	31,667	208,452	2,775,061	146,751
Fidelity Series International Value Fund	23,605,428	2,883,454	491,460	-	78,635	1,341,147	27,417,204	1,637,826
Fidelity Series Intrinsic Opportunities Fund	3,836,111	81,689	686,842	-	32,954	449,601	3,713,513	306,902
Fidelity Series Large Cap Stock Fund	35,036,618	4,900,104	656,120	-	125,211	4,285,954	43,691,767	1,480,073
Fidelity Series Large Cap Value Index Fund	3,316,948	257,019	61,865	-	9,135	460,126	3,981,363	187,978
Fidelity Series Long-Term Treasury Bond Index Fund	2,623,187	111,300	2,527,007	12,597	(21,798)	(899)	184,783	34,669
Fidelity Series Opportunistic Insights Fund	22,018,736	1,598,880	755,340	-	60,745	3,593,313	26,516,334	932,033
Fidelity Series Overseas Fund	23,546,006	2,000,507	578,930	-	72,175	2,660,961	27,700,719	1,710,977
Fidelity Series Real Estate Income Fund	271,433	20,880	5,347	2,576	187	2,783	289,936	28,650
Fidelity Series Select International Small Cap Fund	242,491	20,899	1,849	-	431	21,111	283,083	18,299
Fidelity Series Small Cap Core Fund	837,117	136,365	16,462	33,119	2,000	145,492	1,104,512	68,012
Fidelity Series Small Cap Discovery Fund	2,792,831	114,557	116,452	35,017	8,499	608,212	3,407,647	258,940
Fidelity Series Small Cap Opportunities Fund	5,769,533	143,174	904,410	-	181,924	894,617	6,084,838	301,081
Fidelity Series Stock Selector Large Cap Value Fund	19,901,013	2,652,280	526,784	-	38,809	1,979,929	24,045,247	1,554,315
Fidelity Series Value Discovery Fund	19,848,446	2,609,190	637,034	-	44,030	2,203,728	24,068,360	1,289,837
	304,972,928	30,175,249	18,364,298	141,904	1,408,981	44,211,026	362,403,886

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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